UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) : October 21, 2004


                         CYBER MERCHANTS EXCHANGE, INC.
             (Exact name of registrant as specified in its charter)

CALIFORNIA                          001-15643                    95-4597370
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(State or other jurisdiction       (Commission                 (IRS Employer
 of incorporation) File Number)     File Number)             Identification No.)

4349 Baldwin Avenue, Suite A, El Monte, CA                              91731
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (626) 636-2530
                                                                  --------------
                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Independent Accountant.

         Cyber Merchants Exchange, Inc. (the "Corporation") has informed Squar, Milner, Reehl & Williamson, LLP ("Squar Milner"), its independent registered public accounting firm, that the Corporation has dismissed Squar Milner and has engaged a new independent registered public accounting firm. The new independent registered public accounting firm is Corbin & Company, LLP ("Corbin"). Pursuant to Item 304(a) Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Corporation reports as follows:

(a) (i) The Corporation dismissed Squar Milner as its independent registered public accounting firm on October 21, 2004.

      (ii) During the years ended June 30, 2004 and 2003, the Corporation's financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      (iii) The dismissal of Squar Milner and engagement of Corbin was approved by the Corporation's Audit Committee of the Board of Directors.

      (iv) During the years ended June 30, 2004 and 2003 and through October 21, 2004, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Squar Milner's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's financial statements for such years.

      (v) During the fiscal years ended June 30, 2004 and 2003 and through October 21, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(b) On October 21, 2004, the Corporation engaged Corbin of Irvine, California, to be the Corporation's independent registered public accounting firm.

      (i) Prior to October 21, 2004, when the Corporation engaged Corbin to be the Corporation's independent accountants, the Corporation had never consulted Corbin for any accounting, auditing or other services.

      (ii) The Corporation did not have any disagreements with Squar Milner and therefore did not discuss any past disagreements with Corbin.

(c) Attached hereto as Exhibit 16 is Squar Milner's letter confirming the disclosures made in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

      (16)  Letter of Squar Milner, dated December 7, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CYBER MERCHANTS EXCHANGE, INC.

Date:    December 16, 2004               By: /S/ FRANK S. YUAN
                                            ------------------------------------
                                            Frank S. Yuan, Chairman and CEO